SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2002 (February 7, 2002)

MAXXIM MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	0-18208	76-0291634

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street, Suite 2900, Waltham, Massachusetts             02451

(Address of Principal Executive Offices)                         (Zip Code)

Registrant’s telephone number, including area code (781) 906-0700

Item 8. Change in Fiscal Year
Signature

Item 8. Change in Fiscal Year

On February 7, 2002, Maxxim Medical, Inc. decided to change its fiscal year-end from a fiscal year ending on the Sunday nearest to October 31 to a fiscal year ending on the Sunday nearest to December 31. A report on Form 10-K, covering the transition period from October 29, 2001 to December 30, 2001, will be filed with the Securities and Exchange Commission in accordance with its rules and regulations.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxxim Medical, Inc.

Date: February 20, 2002	By: /s/ Mark S. Sellers

Mark S. Sellers Vice Chairman and Chief Financial Officer